UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On September 6, 2022, Edible Garden AG Incorporated (the “Company” or “we”) filed a Current Report on Form 8-K (the “Original Form 8-K”), to report that the Company had acquired the assets of the business of Greenleaf Growers, Inc. (the “Michigan Property”). We are amending the Original Form 8-K to provide the historical financial statements required by Item 9.01(a) of Form 8-K and to provide the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and pro forma information were not included in the Original Form 8-K as permitted by Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K. There are no other changes to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

This Current Report on Form 8-K/A includes (i) historical audited financial information for the Michigan Property and (ii) the unaudited pro forma financial information for the Company giving effect to the purchase of the Michigan Property, as described further below.

(a)	Audited Financial Statements of the Michigan Property as of and for the Year Ended December 31, 2021 as of and for the six months ended June 30, 2022.

The following audited financial statements of the Michigan Property are attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	Report of Lance, Soll & Lunghard, LLP
•	Balance Sheet
•	Statement of Operations
•	Statement of Cash Flows
•	Statement of Stockholders’ Deficit
•	Notes to Financial Statements

(b)	Unaudited Pro Forma Financial Information of the Company.

The following unaudited pro forma financial information of the Company is attached hereto as Exhibit 99.3 and incorporated by reference herein:

•	Unaudited Pro Forma Balance Sheet as of June 30, 2022
•

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021, giving effect to the acquisition of the Michigan Property as if the acquisition was completed on January 1, 2021

•

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2022, giving effect to the acquisition of the Michigan Property as if the acquisition was completed on January 1, 2022

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(d) Exhibits.

Exhibit No.	Description
10.1#

Asset Purchase Agreement with Real Estate, by and between Greenleaf Growers, Inc., NJD Investments, LLC, Soleri, LLC, Nicholas DeHaan, and 2900 Madison Ave Holdings, LLC, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.2

Promissory Note, by and between 2900 Madison Ave Holdings, LLC and NJD Investments, LLC, dated as of August 31, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.3

Mortgage, by and between 2900 Madison Ave Holdings, LLC and NJD Investments, LLC, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.4

Security Agreement, by and between 2900 Madison Ave Holdings, LLC and NJD Investments, LLC, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

10.5

Guaranty, by Edible Garden AG Incorporated, dated as of August 30, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)

23.1*	Consent of Lance, Soll & Lunghard, LLP
99.1	Press release dated August 31, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2022)
99.2*	Financial Statements of the Michigan Property
99.3*	Unaudited Pro Forma Financial Statements of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: January 4, 2023		/s/ Michael James
	Name:	Michael James
	Title:	Chief Financial Officer

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